Exhibit 10.5

Power of Attorney

I, Xiaohuang Huang, a citizen of ***, ID card No. ***, a shareholder holding 50.0000% of equities (“My Equity”) of Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Hangzhou Yunjiazhuang Network Technology Co., Ltd. (“WFOE”) to exercise the following rights with regard to My Equity during the term of this Power of Attorney on April 21, 2021:

To act as my sole and exclusive proxy to exercise in my name and on my behalf the rights with respect to My Equity, including but not limited to: (1) to attend the shareholders’ meeting of Domestic Company and execute relevant resolutions at the shareholders’ meeting on my behalf; (2) to exercise all rights granted to me as shareholder under laws and Articles of Association of Domestic Company, including but not limited to rights to vote, to sell, transfer, pledge or dispose of all or any part of My Equity; and (3)as my authorized representative, to elect, designate and appoint Legal Representative, Chairman of the Board, Director, Supervisor, General Manager and other officers.

WFOE will be authorized to execute on my behalf the Transfer Agreement under the Fifth Amended and Restated Exclusive Purchase Option Agreement as amended, modified or restated thereafter (“Exclusive Purchase Option Agreement”) (I am a party thereto as required) within the scope of authorization, and to perform the Fifth Amended and Restated Equity Pledge Agreement (as amended, modified or restated thereafter) and Exclusive Purchase Option Agreement to which I am a party and executed on the date of this Power of Attorney. Execution of the said agreements will not impose any restriction on this authorization.

Unless otherwise agreed herein, WFOE shall have the right to appropriate, use or otherwise dispose of the cash dividends and bonus and other non-cash proceeds accrued on My Equity as instructed orally or in writing.

Unless otherwise agreed herein, WFOE may take any action at its own discretion with respect to My Equity without any oral or written instruction from me.

Any and all acts taken and documents executed by WFOE in respect of My Equity shall be deemed to have been taken or executed by me and will be admitted by me.

WFOE shall have the right to at its discretion sub-delegate the authorization regarding the said matters and My Equity to other persons or entities without prior notice to or consent from me.

Power of Attorney

This Power of Attorney shall be irrevocable and remain valid in the duration of my membership in Domestic Company and become effective as of the execution date hereof.

I hereby waive all rights with respect to My Equity that I have granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

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Power of Attorney

[Signature page follows]

Authorized by: Xiaohuang Huang
Signature: /s/Xiaohuang Huang

Power of Attorney

Power of Attorney

I, Hangchen, a citizen of ***, ID card No. *** a member holding 39.1815% of equities (“My Equity”) of Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Hangzhou Yunjiazhuang Network Technology Co., Ltd. (“WFOE”) to exercise the following rights with regard to My Equity during the term of this Power of Attorney on April 21, 2021:

To act as my sole and exclusive proxy to exercise in my name and on my behalf the rights with respect to My Equity, including but not limited to: (1) to attend the shareholders’ meeting of Domestic Company and execute relevant resolutions at the shareholders’ meeting on my behalf; (2) to exercise all rights granted to me as shareholder under laws and Articles of Association of Domestic Company, including but not limited to rights to vote, to sell, transfer, pledge or dispose of all or any part of My Equity; and (3)as my authorized representative, to elect, designate and appoint Legal Representative, Chairman of the Board, Director, Supervisor, General Manager and other officers.

WFOE will be authorized to execute on my behalf the Transfer Agreement under the Fifth Amended and Restated Exclusive Purchase Option Agreement as amended, modified or restated thereafter (“Exclusive Purchase Option Agreement”) (I am a party thereto as required) within the scope of authorization, and to perform the Fifth Amended and Restated Equity Pledge Agreement (as amended, modified or restated thereafter) and Exclusive Purchase Option Agreement to which I am a party and executed on the date of this Power of Attorney. Execution of the said agreements will not impose any restriction on this authorization.

Unless otherwise agreed herein, WFOE shall have the right to appropriate, use or otherwise dispose of the cash dividends and bonus and other non-cash proceeds accrued on My Equity as instructed orally or in writing.

Unless otherwise agreed herein, WFOE may take any action at its own discretion with respect to My Equity without any oral or written instruction from me.

Any and all acts taken and documents executed by WFOE in respect of My Equity shall be deemed to have been taken or executed by me and will be admitted by me.

WFOE shall have the right to at its discretion sub-delegate the authorization regarding the said matters and My Equity to other persons or entities without prior notice to or consent from me.

Power of Attorney

This Power of Attorney shall be irrevocable and remain valid in the duration of my membership in Domestic Company and become effective as of the execution date hereof.

I hereby waive all rights with respect to My Equity that I have granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

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Power of Attorney

[Signature page follows]

Authorized by: Hang Chen
Signature: /s/Hang Chen

Power of Attorney

Power of Attorney

I, Hao Zhu, a citizen of ***, ID card No. ***, a shareholder holding 10.8185% of equities (“My Equity”) of Hangzhou Qunhe Information Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Hangzhou Yunjiazhuang Network Technology Co., Ltd. (“WFOE”) to exercise the following rights with regard to My Equity during the term of this Power of Attorney on April 21, 2021:

To act as my sole and exclusive proxy to exercise in my name and on my behalf the rights with respect to My Equity, including but not limited to: (1) to attend the shareholders’ meeting of Domestic Company and execute relevant resolutions at the shareholders’ meeting on my behalf; (2) to exercise all rights granted to me as member under laws and Articles of Association of Domestic Company, including but not limited to rights to vote, to sell, transfer, pledge or dispose of all or any part of My Equity; and (3)as my authorized representative, to elect, designate and appoint Legal Representative, Chairman of the Board, Director, Supervisor, General Manager and other officers.

WFOE will be authorized to execute on my behalf the Transfer Agreement under the Fifth Amended and Restated Exclusive Purchase Option Agreement as amended, modified or restated thereafter (“Exclusive Purchase Option Agreement”) (I am a party thereto as required) within the scope of authorization, and to perform the Fifth Amended and Restated Equity Pledge Agreement (as amended, modified or restated thereafter) and Exclusive Purchase Option Agreement to which I am a party and executed on the date of this Power of Attorney. Execution of the said agreements will not impose any restriction on this authorization.

Unless otherwise agreed herein, WFOE shall have the right to appropriate, use or otherwise dispose of the cash dividends and bonus and other non-cash proceeds accrued on My Equity as instructed orally or in writing.

Unless otherwise agreed herein, WFOE may take any action at its own discretion with respect to My Equity without any oral or written instruction from me.

Any and all acts taken and documents executed by WFOE in respect of My Equity shall be deemed to have been taken or executed by me and will be admitted by me.

WFOE shall have the right to at its discretion sub-delegate the authorization regarding the said matters and My Equity to other persons or entities without prior notice to or consent from me.

Power of Attorney

This Power of Attorney shall be irrevocable and remain valid in the duration of my membership in Domestic Company and become effective as of the execution date hereof.

I hereby waive all rights with respect to My Equity that I have granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

[The remainder of this page is intentionally left blank]

Power of Attorney

[Signature page follows]

Authorized by: Hao Zhu
Signature: /s/Hao Zhu